UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2021

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The First of Long Island Corporation

(Exact name of the registrant as specified in its charter)

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New York	001-32964	11-2672906
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900

(Registrant’s telephone number)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	FLIC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

The Annual Meeting of Stockholders (the “Annual Meeting”) of The First of Long Island Corporation (the “Corporation”) is being held on April 20, 2021. At the Annual Meeting, the Corporation’s stockholders will vote to approve the Corporation’s 2021 Equity Incentive Plan (the “2021 Plan”).

In connection with the Annual Meeting, the Corporation confirms that none of the 1,427,216 shares of the Corporation’s common stock that can only be awarded under the Corporation’s 2014 Equity Incentive Plan (the “2014 Plan”) as stock options or stock appreciation rights (the “Option Reserve Shares”) have been granted as awards since March 5, 2021. The Corporation commits that none of the Option Reserve Shares will be granted prior to the Annual Meeting. As disclosed in Corporation’s proxy statement filed with the Securities and Exchange Commission on March 12, 2021 (the “Proxy Statement”), provided that the 2021 Plan is approved by the Corporation’s stockholders at the Annual Meeting, the Option Reserve Shares will be cancelled at that time.

As disclosed in the Proxy Statement, as of March 5, 2021, there were 1,427,216 shares of the Corporation’s common stock that were issuable under the 2014 Plan only as stock options or stock appreciation rights. The following tables provide information as of March 5, 2021 regarding the full value awards (restricted shares and restricted stock units) and appreciation awards (stock options and stock appreciation rights) under the 2014 Plan:

2014 Plan - Share Reserves
Shares Potentially Issuable
		Can be Issued	Can be Granted
		Only as Stock	as Restricted
		Options or Stock	Stock Awards
		Appreciation	or Restricted
	Total	Rights	Stock Units
As of 3/5/2021 (per Proxy)	1,451,881	1,427,216	24,665
To be Cancelled (a)

(a)To be cancelled upon shareholder approval of the 2021 Equity Incentive Plan. None of the shares that can be awarded only as stock options or stock appreciation rights have been granted since March 5, 2021 nor will any be granted prior to approval of the 2021 plan.

		Weighted		Total
		Average	Remaining	Performance
	Awards	Exercise	Contractual	Based Awards
As of 3/5/2021	Outstanding	Price	Term (Years)	Outstanding
Full Value Awards (RSUs)	210,605	—	1.60	106,136
Appreciation Awards (Options)	750	$17.06	4.25	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

By: /s/ WILLIAM APRIGLIANO
William Aprigliano
Senior Vice President & Chief
Accounting Officer
(principal accounting officer)

Dated: March 24, 2021